UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2020 (May 7, 2020)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders of Tractor Supply Company (the “Company”) was held on May 7, 2020. At the meeting, the shareholders elected each of the Company’s nominees for director to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the shareholders ratified the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2020, voted in favor of the compensation of the named executive officers of the Company on an advisory and non-binding basis, and approved an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements contained therein.

The voting results of the director elections, ratification of the re-appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers, and the amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements contained therein, which were described in more detail in the definitive proxy statement relating to the 2020 Annual Meeting of Shareholders that the Company filed with the Securities and Exchange Commission on March 23, 2020, are set forth below.

(1)  Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes
Cynthia T. Jamison	83,528,719	8,258,743	13,111,246
Ricardo Cardenas	91,287,254	500,207	13,111,246
Denise L. Jackson	91,218,263	569,198	13,111,246
Thomas A. Kingsbury	91,290,094	497,367	13,111,246
Ramkumar Krishnan	91,206,248	581,214	13,111,246
George MacKenzie	86,417,538	5,369,924	13,111,246
Edna K. Morris	85,556,819	6,230,643	13,111,246
Mark J. Weikel	91,230,755	556,707	13,111,246
Harry A. Lawton III	91,223,881	563,581	13,111,246

(2)  Ratification of the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2020 was approved by the following tabulation:

For	Against	Abstain
102,218,007	2,493,350	187,350

(3)  The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
82,254,525	8,301,063	1,231,874	13,111,246

(4)  The amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements contained therein was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
91,253,554	332,183	201,725	13,111,246

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 8, 2020	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer